Exhibit 99.1

FOR:	Jarden Corporation

CONTACT:	Martin E. Franklin
Chairman and
Chief Executive Officer
914-967-9400

Investor Relations:
Erica Pettit
Press: Evan Goetz/Melissa Merrill
FD
212-850-5600

FOR IMMEDIATE RELEASE

JARDEN REPORTS RECORD SECOND QUARTER 2007 RESULTS

RYE, N.Y., July 30, 2007 — Jarden Corporation (NYSE: JAH) today reported its financial results for the three and six months ended June 30, 2007.

For the three months ended June 30, 2007, net sales increased 9% to $1.05 billion compared to $962 million for the same period in the prior year. Net income was $16.7 million, or $0.23 per diluted share, for the three months ended June 30, 2007, compared to $13.3 million, or $0.20 per diluted share, for the three months ended June 30, 2006. On a non-GAAP basis, as adjusted net income was $50.6 million, or $0.70 per diluted share for the three months ended June 30, 2007, an increase of 17% per diluted share, compared to $39.5 million, or $0.60 per diluted share, for the three months ended June 30, 2006.

For the six months ended June 30, 2007, net sales increased 7% to $1.9 billion compared to $1.8 billion for the same period in the prior year. Net income was $18.1 million, or $0.25 per diluted share, for the six months ended June 30, 2007, compared to $19.0 million, or $0.29 per diluted share, for the six months ended June 30, 2006. On a non-GAAP basis, as adjusted net income was $72.0 million, or $1.01 per diluted share for the six months ended June 30, 2007, an increase of 20% per diluted share, compared to $55.6 million, or $0.84 per diluted share, for the six months ended June 30, 2006. Please see the schedule accompanying this release for the reconciliation of GAAP to non-GAAP net income and diluted earnings per share.

Martin E. Franklin, Chairman and Chief Executive Officer commented; “The second quarter further supported our strategy of focusing on market leading brands and new product development to deliver strong financial results. The Pure Fishing acquisition, new products and cost controls all contributed to considerable gross margin enhancement. As anticipated, this meaningful improvement allowed us to increase our investment in selling and marketing expenses while still expanding segment earnings margin to 12.4% in the second quarter of this year compared to 10.9% for the second quarter of 2006. Equally satisfying was the significant growth in cash flow from operations with a ten-fold year-over-year increase to over $73 million for the second quarter 2007.”

Mr. Franklin continued, “The performance of the core Jarden businesses has remained strong during the first half of the year, with growth being led by our international and specialty units. With the closing of the K2 transaction anticipated in August, we believe that having a solid platform on which to integrate K2 should accelerate the timing of potential revenue and operating synergies between the businesses. We are excited about this next growth stage for Jarden, and particularly Jarden Outdoor Solutions, and look forward to continuing the positive momentum from the first half of 2007 into the remainder of the year.”

The Company will be holding a conference call at 9:45 a.m. (EDT) today, July 30, 2007, to further discuss its second quarter 2007 results. The call will be accessible via a webcast through the Company’s website at www.jarden.com and will be archived online until August 13, 2007.

Jarden Corporation is a leading provider of niche consumer products used in and around the home. Jarden operates in three primary business segments through a number of well recognized brands, including: Branded Consumables: Ball®, Bee®, Bicycle®, Crawford®, Diamond®, Dicon®, First Alert®, Forster®, Hoyle®, Java Log®, Kerr®, Lehigh®, Leslie-Locke®, Loew-Cornell® and Pine Mountain®; Consumer Solutions: Bionaire®, Crock-Pot®, FoodSaver®, Harmony®, Health o meter®, Holmes®, Mr. Coffee®, Oster®, Patton®, Rival®, Seal-a-Meal®, Sunbeam®, VillaWare® and White Mountain™; and Outdoor Solutions: Abu Garcia®, Berkley®, Campingaz®, Coleman®, Fenwick®, Gulp®, Mitchell®, Stren®, and Trilene®. Headquartered in Rye, N.Y., Jarden has over 20,000 employees worldwide. For more information, please visit www.jarden.com.

Note: This news release contains “forward-looking statements” within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding the outlook for Jarden’s markets and the demand for its products, estimated sales, segment earnings, earnings per share, future cash flows from operations, future revenues and margin requirement and expansion, the success of new product introductions, growth in costs and expenses and the impact of acquisitions, divestitures, restructuring and other unusual items, including Jarden’s ability to integrate and obtain the anticipated results and synergies from its acquisitions. These projections and statements are based on management’s estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in the Company’s periodic and other reports filed with the Securities and Exchange Commission.

JARDEN CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(in millions, except earnings per share)

	Three month period ended
	June 30, 2007			June 30, 2006
	As Reported (GAAP)	Adjustments (1)	As Adjusted (non-GAAP) (1)(2)	As Reported (GAAP)	Adjustments (1)	As Adjusted (non-GAAP) (1)(2)
Net sales	$1,050.1	$—	$1,050.1	$962.0	$—	$962.0

Cost of sales	787.0	(27.1)	759.9	729.9	—	729.9

Gross profit	263.1	27.1	290.2	232.1	—	232.1
Selling, general and administrative expenses	190.6	(12.9)	177.7	147.1	(5.5)	141.6
Reorganization and acquisition-related integration costs, net	9.4	(9.4)	—	5.6	(5.6)	—

Operating earnings	63.1	49.4	112.5	79.4	11.1	90.5
Interest expense, net	32.7	—	32.7	28.3	—	28.3
Loss on early extinguishment of debt	0.9	(0.9)	—	—	—	—

Income before taxes	29.5	50.3	79.8	51.1	11.1	62.2
Income tax (benefit) provision	12.8	16.4	29.2	37.8	(15.1)	22.7

Net income	$16.7	$33.9	$50.6	$13.3	$26.2	$39.5

Earnings per share:
Basic	$0.24		$0.73	$0.21		$0.61
Diluted	$0.23		$0.70	$0.20		$0.60
Weighted average shares outstanding :
Basic	69.5		69.5	64.5		64.5
Diluted	71.9		71.9	65.5		65.5

See Notes to Earnings Release attached

JARDEN CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(in millions, except earnings per share)

	Six month period ended
	June 30, 2007			June 30, 2006
	As Reported (GAAP)	Adjustments (1)	As Adjusted (non-GAAP) (1)(2)	As Reported (GAAP)	Adjustments (1)	As Adjusted (non-GAAP) (1)(2)
Net sales	$1,871.0	$—	$1,871.0	$1,753.7	$—	$1,753.7

Cost of sales	1,406.6	(27.1)	1,379.5	1,335.9	(0.3)	1,335.6

Gross profit	464.4	27.1	491.5	417.8	0.3	418.1
Selling, general and administrative expenses	341.8	(21.4)	320.4	288.9	(12.2)	276.7
Reorganization and acquisition-related integration costs, net	18.5	(18.5)	—	15.0	(15.0)	—

Operating earnings	104.1	67.0	171.1	113.9	27.5	141.4
Interest expense, net	57.7	—	57.7	53.9	—	53.9
Loss on early extinguishment of debt	15.7	(15.7)	—	—	—	—

Income before taxes	30.7	82.7	113.4	60.0	27.5	87.5
Income tax (benefit) provision	12.6	28.8	41.4	41.0	(9.1)	31.9

Net income	$18.1	$53.9	$72.0	$19.0	$36.6	$55.6

Earnings per share:
Basic	$0.26		$1.04	$0.29		$0.85
Diluted	$0.25		$1.01	$0.29		$0.84
Weighted average shares outstanding :
Basic	69.3		69.3	65.1		65.1
Diluted	71.2		71.2	66.0		66.0

See Notes to Earnings Release attached

JARDEN CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(in millions)

	June 30, 2007	December 31, 2006
Assets
Current assets:
Cash and cash equivalents	$87.7	$202.6
Accounts receivable, net	612.9	558.8
Inventories	800.3	659.2
Prepaid expenses and other current assets	181.2	143.1

Total current assets	1,682.1	1,563.7

Property, plant and equipment, net	380.2	345.8
Goodwill	1,409.1	1,223.7
Intangible assets, net	813.1	704.2
Other assets	64.6	45.2

Total assets	$4,349.1	$3,882.6

Liabilities and stockholders’ equity
Current liabilities:
Short-term debt and current portion of long-term debt	$95.7	$19.2
Accounts payable and accrued salaries, wages and employee benefits	435.4	399.1
Other current liabilities	273.7	305.8

Total current liabilities	804.8	724.1

Long-term debt	1,778.8	1,421.8
Deferred taxes on income	249.3	210.3
Other non-current liabilities	216.9	269.0

Total liabilities	3,049.8	2,625.2

Total stockholders’ equity	1,299.3	1,257.4

Total liabilities and stockholders’ equity	$4,349.1	$3,882.6

See Notes to Earnings Release attached

JARDEN CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in millions)

	Three months ended		Six months ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Cash flows from operating activities:
Net income	$16.7	$13.3	$18.1	$19.0
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	20.7	15.1	38.9	30.9
Other non-cash items	2.4	34.6	10.7	41.9
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	(16.5)	(41.6)	42.6	(14.9)
Inventory	(5.0)	(28.7)	(66.9)	(118.7)
Accounts payable	36.2	7.5	19.7	29.5
Other current assets and liabilities	18.9	7.2	(45.2)	(51.2)

Net cash provided by (used in) operating activities	73.4	7.4	17.9	(63.5)

Cash flows from financing activities:
Net change in short-term debt and foreign lines of credit	31.3	66.0	58.7	86.5
Proceeds from issuance of senior debt	—	—	650.0	—
Payments on long-term debt	(21.0)	(30.6)	(393.7)	(60.0)
Proceeds from issuance of stock, net of transaction fees	7.8	1.1	10.2	3.5
Repurchase of common stock and shares tendered for taxes	(24.9)	—	(24.9)	(50.0)
Debt issuance and settlement costs	(0.5)	(0.2)	(31.9)	(2.2)
Other, net	(0.7)	(0.2)	(1.1)	(0.9)

Net cash (used in) provided by financing activities	(8.0)	36.1	267.3	(23.1)

Cash flows from investing activities:
Additions to property, plant and equipment	(22.3)	(19.0)	(37.3)	(31.2)
Acquisition of businesses, net of cash acquired	(315.9)	(41.7)	(331.9)	(54.0)
Other	(31.0)	(0.3)	(31.2)	(0.2)

Net cash used in investing activities	(369.2)	(61.0)	(400.4)	(85.4)

Effect of exchange rate changes on cash and cash equivalents	—	0.1	0.3	0.2

Net (decrease) in cash and cash equivalents	(303.8)	(17.4)	(114.9)	(171.8)
Cash and cash equivalents at beginning of period	391.5	82.7	202.6	237.1

Cash and cash equivalents at end of period	$87.7	$65.3	$87.7	$65.3

See Notes to Earnings Release attached

JARDEN CORPORATION

NET SALES AND OPERATING EARNINGS BY SEGMENT (Unaudited)

(in millions)

	Branded Consumables (a)	Consumer Solutions	Outdoor Solutions (b)	Process Solutions	Intercompany Eliminations (c)	Total Operating Segments	Corporate/ Unallocated	Consolidated
Three months ended June 30, 2007
Net sales	$194.1	$366.5	$417.1	$88.3	$(15.9)	$1,050.1	$—	$1,050.1

Segment earnings (loss)	$29.8	$36.7	$68.9	$9.1	$—	$144.5	$(13.9)	$130.6

Adjustments to reconcile to reported operating earnings (loss):
Reorganization and acquisition-related costs, net	(2.0)	(4.9)	(2.2)	—	—	(9.1)	(0.3)	(9.4)
Stock-based compensation	—	—	—	—	—	—	(10.3)	(10.3)
Fair value adjustment to inventory	—	—	(27.1)	—	—	(27.1)	—	(27.1)
Depreciation and amortization	(4.1)	(6.6)	(7.4)	(2.1)	—	(20.2)	(0.5)	(20.7)

Operating earnings (loss)	$23.7	$25.2	$32.2	$7.0	$—	$88.1	$(25.0)	$63.1

	Branded Consumables (a)	Consumer Solutions	Outdoor Solutions (b)	Process Solutions	Intercompany Eliminations (c)	Total Operating Segments	Corporate/ Unallocated	Consolidated
Three months ended June 30, 2006
Net sales	$206.5	$359.5	$331.9	$81.0	$(16.9)	$962.0	$—	$962.0

Segment earnings (loss)	$34.9	$30.6	$47.9	$9.7	$—	$123.1	$(17.8)	$105.3

Adjustments to reconcile to reported operating earnings (loss):
Reorganization and acquisition-related costs, net	(1.0)	(4.6)	0.4	—	—	(5.2)	(0.4)	(5.6)
Stock-based compensation	—	—	—	—	—	—	(4.3)	(4.3)
Other integration related costs	—	(0.9)	—	—	—	(0.9)	—	(0.9)
Depreciation and amortization	(2.9)	(5.4)	(4.2)	(2.3)	—	(14.8)	(0.3)	(15.1)

Operating earnings (loss)	$31.0	$19.7	$44.1	$7.4	$—	$102.2	$(22.8)	$79.4

See Notes to Earnings Release attached

JARDEN CORPORATION

NET SALES AND OPERATING EARNINGS BY SEGMENT (Unaudited)

(in millions)

	Branded Consumables (a)	Consumer Solutions	Outdoor Solutions (b)	Process Solutions	Intercompany Eliminations (c)	Total Operating Segments	Corporate/ Unallocated	Consolidated
Six months ended June 30, 2007
Net sales	$375.3	$724.4	$630.0	$174.0	$(32.7)	$1,871.0	$—	$1,871.0

Segment earnings (loss)	$46.3	$76.3	$90.9	$16.5	$—	$230.0	$(24.3)	$205.7

Adjustments to reconcile to reported operating earnings (loss):
Reorganization and acquisition-related costs, net	(4.0)	(11.2)	(3.0)	—	—	(18.2)	(0.3)	(18.5)
Stock-based compensation	—	—	—	—	—	—	(17.1)	(17.1)
Fair value adjustment to inventory	—	—	(27.1)	—	—	(27.1)	—	(27.1)
Depreciation and amortization	(8.3)	(13.7)	(11.7)	(4.4)	—	(38.1)	(0.8)	(38.9)

Operating earnings (loss)	$34.0	$51.4	$49.1	$12.1	$—	$146.6	$(42.5)	$104.1

	Branded Consumables (a)	Consumer Solutions	Outdoor Solutions (b)	Process Solutions	Intercompany Eliminations (c)	Total Operating Segments	Corporate/ Unallocated	Consolidated
Six months ended June 30, 2006
Net sales	$361.3	$711.0	$560.0	$156.1	$(34.7)	$1,753.7	$—	$1,753.7

Segment earnings (loss)	$52.5	$59.8	$69.2	$19.4	$—	$200.9	$(29.3)	$171.6

Adjustments to reconcile to reported operating earnings (loss):
Reorganization and acquisition-related costs, net	(4.3)	(9.7)	(0.3)	—	—	(14.3)	(0.7)	(15.0)
Inventory write-off	—	—	(0.3)	—	—	(0.3)	—	(0.3)
Stock-based compensation	—	—	—	—	—	—	(9.7)	(9.7)
Other integration-related costs	—	(1.8)	—	—	—	(1.8)	—	(1.8)
Depreciation and amortization	(5.6)	(11.6)	(8.4)	(4.7)	—	(30.3)	(0.6)	(30.9)

Operating earnings (loss)	$42.6	$36.7	$60.2	$14.7	$—	$154.2	$(40.3)	$113.9

(a)	Effective September 1, 2006, the Company acquired the firelog and firestarter business of Conros Corporation, Conros International Ltd and Java Logg Global Corporation (“Pine Mountain”). This business is reflected in the Branded Consumables segment.
(b)	Effective April 6, 2007, the Company acquired Pure Fishing, Inc. which is reflected in the Outdoor Solutions segment from the date of acquisition.
(c)	Intersegment sales are recorded at cost plus an agreed upon intercompany profit on intersegment sales.

Jarden Corporation

Notes to Earnings Release

Note 1: Adjustments relate to items that are excluded from the “as reported” results to arrive at the “as adjusted” results for the quarter ended June 30, 2007 and 2006. For the quarter ended June 30, 2007 adjustments to net income consist of $27.1 million related to the elimination of manufacturer’s profit associated with the Pure Fishing acquisition; $9.4 million of reorganization and acquisition-related integration costs, net; $10.3 million of non-cash stock-based compensation costs; $2.6 million of amortization of acquired intangible assets and $0.9 million for the loss on the early extinguishment of debt. Also, included in the adjustments to net income for the quarter ended June 30, 2007 is the tax provision adjustment of $16.4 million which reflects the normalization of a domestic tax charge related to the repatriation of foreign dividends and the adjustment of the tax cost associated with the normalization of the as adjusted results to the Company’s estimated 36.5% effective tax.

For the quarter ended June 30, 2006 adjustments to net income consist of $5.6 million of reorganization and acquisition-related integration costs, net; $4.3 million of non-cash stock-based compensation costs; $0.3 million of amortization of acquired intangible assets; and $0.9 million of certain duplicative costs. The tax provision adjustment of $15.1 million for the three months ended June 30, 2006, reflects the elimination of a one time tax charge recorded in association with the legal reorganization of the domestic Consumer Solutions businesses and the normalization of the as adjusted results to the Company’s 36.5% effective rate.

For the six months ended June 30, 2007 adjustments to net income consist of $27.1 million related to the elimination of manufacturer’s profit in inventory associated with the Pure Fishing acquisition; $18.5 million of reorganization and acquisition-related integration costs, net; $17.1 million of non-cash stock-based compensation costs; $4.3 million of amortization of acquired intangible assets and $15.7 million for the loss on the early extinguishment of debt. Also, included in the adjustments to net income for the six months ended June 30, 2007 is the tax provision adjustment of $28.8 million which reflects the adjustment of a tax cost associated with the normalization of the as adjusted results to the Company’s estimated 36.5% effective tax rate.

For the six months ended June 30, 2006 adjustments to net income consist of $15.0 million of reorganization and acquisition-related integration costs, net; $9.7 million of non-cash stock-based compensation costs; $0.7 million of amortization of acquired intangible assets; and $1.8 million of certain duplicative costs and $0.3 million of inventory write-offs associated with integration activities. Also, included in the adjustments to net income for the six months ended June 30, 2006 is the tax provision adjustment of $9.1 million which reflects the adjustment of a tax cost associated with normalization of the as adjusted results to the Company’s 36.5% effective tax rate.

Note 2: This earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a Company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets, or statements of cash flows of the Company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. These non-GAAP measures are provided because management of the Company uses these financial measures in maintaining and evaluating the Company’s ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. These measures should be considered in addition to, not as a substitute for, measures of financial performance prepared in accordance with GAAP. Additionally, the Company’s credit agreement has provided for manufacturer’s profit in inventory adjustments required for purchase accounting, reorganization and acquisition-related integration costs, non-cash compensation costs and loss on early extinguishment of debt to be excluded in calculations used for determining whether the Company is in compliance with certain credit agreement covenants.

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